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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 27, 2000




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


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

               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)
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                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

Exhibits are filed herewith in connection with the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-32580) filed on March 15, 2000 by Apache Corporation ("Apache") with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, amended on March 29, 2000 and declared effective by the SEC on March 30, 2000, relates to the shelf registration of certain securities including Apache common stock, par value $1.25 per share (the "Common Stock"), for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $1,000,000,000. Reference is made to the Registration Statement for further information concerning the terms of the Common Stock and other securities and the offering thereof.

On July 27, 2000, Apache entered into a U.S. Purchase Agreement, dated July 27, 2000 (the "U.S. Purchase Agreement"), among Apache and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives (the "U. S. Representatives") of the several underwriters named in the U.S. Purchase Agreement (the "U.S. Underwriters"), and an International Purchase Agreement, dated July 27, 2000 (the "International Purchase Agreement"), among Apache and Merrill Lynch International, Goldman Sachs International, Credit Suisse First Boston (Europe) Limited and Salomon Brothers International Limited (the "International Managers"). The U.S. Underwriters and the International Managers are collectively referred to herein as the "Underwriters". The U.S. Purchase Agreement and the International Purchase Agreement are listed under Item 7 as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference.

On or about August 2, 2000 and under the U.S. Purchase Agreement and the International Purchase Agreement, Apache will issue to the Underwriters, for offering to the public, 9,200,000 shares of Common Stock, including the exercise of the Underwriters' over-allotment option, pursuant to the U.S. Prospectus Supplement, dated July 27, 2000, and the International Prospectus Supplement, dated July 27, 2000, each to the base Prospectus, dated March 30, 2000. The U.S. Prospectus Supplement and the International Prospectus Supplement are listed under Item 7 as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

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EXHIBIT NO.                DESCRIPTION
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

1.1*                       U.S. Purchase Agreement, dated July 27, 2000, among Apache and Merrill Lynch & Co.,
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit
                           Suisse First Boston Corporation and Salomon Smith Barney Inc.

1.2*                       International Purchase Agreement, dated July 27, 2000, among Apache and Merrill Lynch
                           International, Goldman Sachs International, Credit Suisse First Boston (Europe)
                           Limited and Salomon Brothers International Limited.

99.1                       U.S. Prospectus Supplement, dated July 27, 2000, to the base Prospectus, dated March 30,
                           2000 (incorporated by reference to filing under Rule 424(b) made July 31, 2000, and relating to the Registration Statement on Form S-3, Registration No. 333-32580).

99.2                       International Prospectus Supplement, dated July 27, 2000, to the base Prospectus, dated March 30, 2000 (incorporated by reference to filing under Rule 424(b) made July
                           31, 2000, and relating to the Registration Statement on Form S-3, Registration No.
                           333-32580).


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*      filed herewith

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APACHE CORPORATION


Date:  August 1, 2000                  /s/ Z. S. Kobiashvili
                                       ----------------------------------
                                       Z. S. Kobiashvili
                                       Vice President and General Counsel



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                                INDEX TO EXHIBITS


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
EXHIBIT NO.                DESCRIPTION
-----------                -----------
1.1*                       U.S. Purchase Agreement, dated July 27, 2000, among Apache and Merrill Lynch & Co.,
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit
                           Suisse First Boston Corporation and Salomon Smith Barney Inc.

1.2*                       International Purchase Agreement, dated July 27, 2000, among Apache and Merrill Lynch
                           International, Goldman Sachs International, Credit Suisse First Boston (Europe)
                           Limited and Salomon Brothers International Limited.

99.1                       U.S. Prospectus Supplement, dated July 27, 2000, to the base Prospectus, dated March 30,
                           2000 (incorporated by reference to filing under Rule 424(b) made July 31, 2000, and relating to the Registration Statement on Form S-3, Registration No. 333-32580).

99.2                       International Prospectus Supplement, dated July 27, 2000, to the base Prospectus, dated March 30, 2000 (incorporated by reference to filing under Rule 424(b) made July
                           31, 2000, and relating to the Registration Statement on Form S-3, Registration No.
                           333-32580).
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*      filed herewith